UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 20, 2009
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HSBC USA INC. (Exact name of registrant as specified in its charter)
Commission File Number 1-7436
Maryland	13-2764867
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)
452 Fifth Avenue New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (212) 525-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
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On February 20, 2009, the registrant’s Board of Directors approved an amendment and restatement of the registrant’s bylaws (the "Bylaws") to (i) revise the definition of "Policy Making Officers" (Article IV, Section 4.1) and (ii) remove Article IV, Section 4.11, Compensation.

A copy of the registrant's Bylaws, as amended and restated, is filed as Exhibit 3.3 to this Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits. ___________________________________________________________________________
(d)	Exhibits.
	Exhibit No.	Description

	3.3	Registrant’s bylaws, as amended and restated.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC USA INC. (Registrant)
By: /s/ Mick Forde
Mick Forde Senior Vice President, Deputy General Counsel - Corporate and Assistant Secretary

Dated: February 24, 2009

Exhibit Index

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Exhibit No.	Description

3.3	Registrant’s bylaws, as amended and restated.

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